Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

Exhibit 10.21

SIXTH AMENDMENT TO THE
RESEARCH COLLABORATION AGREEMENT

This Sixth Amendment (the “Sixth Amendment”), dated as of last signature on this agreement (“Sixth Amendment Effective Date”), to that certain Research Collaboration Agreement (the “Agreement”) dated as of December 20, 2018, is entered into by and among APRINOIA Therapeutics Limited (“APN”) with its principal place of business being 31/F, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, H. Lundbeck A/S (“Lundbeck”), having an office at Ottiliavej 9, Valby, 2500, Denmark, and AbbVie Inc. (“AbbVie”), a company having an office at 1 N Waukegan Rd, North Chicago, IL, USA. APN, Lundbeck and AbbVie are each a “Party” and collectively, the “Parties”.

Whereas, the Agreement was originally entered into by and among Lundbeck, AbbVie and APRINOIA Therapeutics Inc. (Taiwan), a company having an office at 17F, No. 3, Park St., Nangang District, Taipei City 11503, Taiwan;

Whereas, the Agreement was amended by First Amendment (the “First Amendment”) dated as of February 20, 2019, the Second Amendment (the “Second Amendment”) dated as of December 1, 2019, and the Third Amendment (the “Third Amendment”) dated as of November 30, 2020;

Whereas, the Agreement along with the First Amendment, Second Amendment and Third Amendment was assigned to APN by APRINOIA Therapeutics Inc. (Taiwan) via an Assignment Agreement dated as of August 4, 2021;

Whereas, the Agreement was further amended by the Fourth Amendment (the “Fourth Amendment”) dated as of January 25, 2022; and the Fifth Amendment (the “Fifth Amendment”) dated as of January 5, 2023; and

Whereas, APN, Lundbeck and AbbVie now desire to amend the Agreement further as set out herein.

Now, Therefore, subject to the full execution of this Sixth Amendment, APN, Lundbeck and AbbVie hereby agree to the following amendments:

1.	Parties wish to delete Appendix II in its entirety and replace it with Appendix II of this Sixth Amendment.

2.	Except as specifically amended hereby, all provisions of the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment shall remain in full force and effect.

Signature page will follow:

IN WITNESS WHEREOF the Parties have executed and delivered this Sixth Amendment by their duly authorized representatives as of the Sixth Amendment Effective Date.

APRINOIA Therapeutics Limited (Hong Kong)	H. Lundbeck A/S

By:	/s/ Ming-Kuei Jang	By:	/s/ Klaus Baek Simonsen

Name:	Ming-Kuei Jang	Name:	Klaus Baek Simonsen

Title:	CEO	Title:	VP

Date:	19-Sep-2023	Date:	20-Sep-2023

AbbVie Inc.

By:	/s/ Michelle A. Parks J.D.

Name:	Michelle A. Parks J.D.

Title:	Head, Technology Licensing

Date:	12-Sep-2023

APPENDIX II
APN Compound Information

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